Exhibit 10.59

CHANGE ORDER FORM

Addition of Check Valves to Condensate Lines and Change of Tie-in Point

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00012 DATE OF CHANGE ORDER: September 12, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will design, procure and install a check valve on the condensate line. Exhibit A of this Change Order depicts this change.

2.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will reroute the condensate line, through an existing valve, to a new tie-in location. Exhibit B of this Change Order depicts this change.

3.	The cost breakdown for this Change Order is detailed in Exhibit C.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit D of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00011)	$(791,828)
The Contract Price prior to this Change Order was	$2,986,208,172
The Contract Price will be changed by this Change Order in the amount of	$(327,860)
The new Contract Price including this Change Order will be	$2,985,880,312

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit D.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:         Contractor         Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor

Ed Lehotsky	Dena Volovar
Name	Name

SVP LNG E&C	Principal Vice President
Title	Title

October 5, 2016	September 12, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

LNG Rundown Line Reroute

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00013 DATE OF CHANGE ORDER: September 12, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will reroute portions of the 24-inch LNG rundown line, 2-inch vent line, and 2-inch blowdown line. This Change Order also includes installation of associated piling and three monorails without any lifting devices. Exhibit A of this Change Order depicts these changes.

2.	The cost breakdown for this Change Order is detailed in Exhibit B.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00012)	$(1,119,688)
The Contract Price prior to this Change Order was	$2,985,880,312
The Contract Price will be changed by this Change Order in the amount of	$772,191
The new Contract Price including this Change Order will be	$2,986,652,503

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:         Contractor         Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor

Ed Lehotsky	Dena Volovar
Name	Name

SVP LNG E&C	Principal Vice President
Title	Title

October 5, 2016	September 12, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Pre-EPC HAZOP Action Item Closure

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00014 DATE OF CHANGE ORDER: September 27, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will resolve the Action Items identified in the HAZOP Study that was conducted prior to NTP. The Action Items are listed in Exhibit A of this Change Order.

2.	The cost breakdown for this Change Order is detailed in Exhibit B.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00013)	$(347,497)
The Contract Price prior to this Change Order was	$2,986,652,503
The Contract Price will be changed by this Change Order in the amount of	$8,981,813
The new Contract Price including this Change Order will be	$2,995,634,316

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:         Contractor         Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor

Ed Lehotsky	Dena Volovar
Name	Name

SVP LNG E&C	Principal Vice President
Title	Title

October 10, 2016	September 28, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Study for Enclosed Ground Flare and Process Flare

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00015 DATE OF CHANGE ORDER: September 27, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will conduct a preliminary study to evaluate the cost and schedule impacts of modifying the planned process flares to include high pressure air assist (HPAA) and to add a totally enclosed ground flare (TEGF).

2.	The cost breakdown for this Change Order is detailed in Exhibit A.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00014)	$8,634,316
The Contract Price prior to this Change Order was	$2,995,634,316
The Contract Price will be changed by this Change Order in the amount of	$1,363,835
The new Contract Price including this Change Order will be	$2,996,998,151

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A based on the study scope of this Change Order

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:         Contractor         Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor

Ed Lehotsky	Dena Volovar
Name	Name

SVP LNG E&C	Principal Vice President
Title	Title

October 10, 2016	September 28, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Upgrades to Gas Turbine Generators

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00016 DATE OF CHANGE ORDER: October 19, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will update the Stage 3 Gas Turbine Generators to ensure synchronization with existing systems. The following hardware and software updates are needed to make the Stage 3 GTGs compatible with Stages 1 and 2 with accompanying details in Exhibit A of this Change Order:

a.	Woodward DSLA-2 (Second Generation Digital Synchronizer and Load Sharing Control);

b.	MicroNet Plus hardware and software;

c.	Triple Block and Bleed Arrangement with Bottle Test and Installation of CO2 Bottle Weight System.

2.	The Existing & Stages 1 and 2 Liquefaction Facility Labor Provisional Sum value was Fifty Million, Three Hundred Sixteen Thousand, Six Hundred Eighty-Two U.S. Dollars (U.S. $50,316,682) and Three Hundred Sixty Thousand, One Hundred Twelve (360,112) hours. These values will be amended and the new values shall be Fifty Million, Five Hundred Fifty Million, Fifty-Three U.S. Dollars (U.S. $50,550,053) and Three Hundred Sixty-One Thousand, Nine Hundred Forty-Six (361,946) hours.

a.	The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $300,491,679. This value will be increased by $233,371 and the new value shall be $300,725,050.

3.	The cost breakdown for this Change Order is detailed in Exhibit B.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00015)	$9,998,151
The Contract Price prior to this Change Order was	$2,996,998,151
The Contract Price will be changed by this Change Order in the amount of	$2,703,387
The new Contract Price including this Change Order will be	$2,999,701,538

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor

Ed Lehotsky	Dena Volovar
Name	Name

SVP LNG E&C	Principal Vice President
Title	Title

November 1, 2016	October 19, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Site Drainage Design Change: Temporary Drainage Implementation

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00017 DATE OF CHANGE ORDER: December 1, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will modify the original drainage plan to move the drainage outfall to the Southeast side of the Site. As the permit to construct the new outfall will not be available for 9+ months, a temporary drainage system is necessary to control water during the interim period. The key items for the Stage 3 Temporary Drainage Plan are listed as follows:

a.	The North Outfall and temporary Detention Pond to be designed to handle the flow for a 10-year storm.

b.	The ditches, culverts, etc. to be redesigned to direct the flow to the temporary outfall in order to handle the flow for a 10-year storm.

c.	Sump pumps to be provided (including temporary power) to pump the flow from the Detention Pond to the temporary North Outfall.

d.	Twelve (12) months of temporary drainage operation is assumed.

e.	Removal of original drainage quantities will be addressed in a future Change Order.

For clarity, these changes are depicted in Exhibit A of this Change Order.

2.	Costs of soil stabilization and costs related to the permanent drainage design and installation are not included in this Change Order.

3.	The cost breakdown for this Change Order is detailed in Exhibit B.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00016)	$12,701,538
The Contract Price prior to this Change Order was	$2,999,701,538
The Contract Price will be changed by this Change Order in the amount of	$5,528,732
The new Contract Price including this Change Order will be	$3,005,230,270

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:         Contractor         Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor

Ed Lehotsky	Dena Volovar
Name	Name

SVP LNG E&C	Principal Vice President
Title	Title

August 15, 2016	December 1, 2016
Date of Signing	Date of Signing